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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     February 13, 1998


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-17253                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

Item 5.     OTHER EVENTS


     The following is filed as an Exhibit to this Report under Exhibit 4:

      4.1 Series 1997-N Supplement to the Pooling and Servicing Agreement, dated as of December 9, 1997, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended January 31, 1998.

      20.2 Series 1994-B Certificateholders' Statement for the month ended January 31, 1998.

      20.3 Series 1994-C Certificateholders' Statement for the month ended January 31, 1998.

      20.4 Series 1995-A Certificateholders' Statement for the month ended January 31, 1998.

      20.5 Series 1995-B Certificateholders' Statement for the month ended January 31, 1998.

      20.6 Series 1995-C Certificateholders' Statement for the month ended January 31, 1998.

      20.7 Series 1995-D Certificateholders' Statement for the month ended January 31, 1998.

      20.8 Series 1995-E Certificateholders' Statement for the month ended January 31, 1998.

      20.9 Series 1995-F Certificateholders' Statement for the month ended January 31, 1998.

     20.10 Series 1995-I Certificateholders' Statement for the month ended January 31, 1998.

     20.11 Series 1995-J Certificateholders' Statement for the month ended January 31, 1998.

     20.12 Series 1996-A Certificateholders' Statement for the month ended January 31, 1998.

     20.13 Series 1996-B Certificateholders' Statement for the month ended January 31, 1998.

     20.14 Series 1996-C Certificateholders' Statement for the month ended January 31, 1998.

     20.15 Series 1996-D Certificateholders' Statement for the month ended January 31, 1998.

     20.16 Series 1996-E Certificateholders' Statement for the month ended January 31, 1998.

     20.17 Series 1996-G Certificateholders' Statement for the month ended January 31, 1998.

     20.18 Series 1996-H Certificateholders' Statement for the month ended January 31, 1998.

     20.19 Series 1996-J Certificateholders' Statement for the month ended January 31, 1998.

     20.20 Series 1996-K Certificateholders' Statement for the month ended January 31, 1998.

     20.21 Series 1996-L Certificateholders' Statement for the month ended January 31, 1998.

     20.22 Series 1996-M Certificateholders' Statement for the month ended January 31, 1998.

     20.23 Series 1997-B Certificateholders' Statement for the month ended January 31, 1998.

     20.24 Series 1997-C Certificateholders' Statement for the month ended January 31, 1998.

     20.25 Series 1997-E Certificateholders' Statement for the month ended January 31, 1998.

     20.26 Series 1997-F Certificateholders' Statement for the month ended January 31, 1998.

     20.27 Series 1997-I Certificateholders' Statement for the month ended January 31, 1998.

     20.28 Series 1997-J Certificateholders' Statement for the month ended January 31, 1998.

     20.29 Series 1997-K Certificateholders' Statement for the month ended January 31, 1998.

     20.30 Series 1997-M Certificateholders' Statement for the month ended January 31, 1998.

     20.31 Series 1997-N Certificateholders' Statement for the month ended January 31, 1998.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended January 31, 1998.

     99.2. Series 1994-B Key Performance Factors for the month ended January 31, 1998.

     99.3. Series 1994-C Key Performance Factors for the month ended January 31, 1998.

     99.4. Series 1995-A Key Performance Factors for the month ended January 31, 1998.

     99.5. Series 1995-B Key Performance Factors for the month ended January 31, 1998.

     99.6. Series 1995-C Key Performance Factors for the month ended January 31, 1998.

     99.7. Series 1995-D Key Performance Factors for the month ended January 31, 1998.

     99.8. Series 1995-E Key Performance Factors for the month ended January 31, 1998.

     99.9. Series 1995-F Key Performance Factors for the month ended January 31, 1998.

    99.10. Series 1995-I Key Performance Factors for the month ended January 31, 1998.

    99.11. Series 1995-J Key Performance Factors for the month ended January 31, 1998.

    99.12. Series 1996-A Key Performance Factors for the month ended January 31, 1998.

    99.13. Series 1996-B Key Performance Factors for the month ended January 31, 1998.

    99.14. Series 1996-C Key Performance Factors for the month ended January 31, 1998.

    99.15. Series 1996-D Key Performance Factors for the month ended January 31, 1998.

    99.16. Series 1996-E Key Performance Factors for the month ended January 31, 1998.

    99.17. Series 1996-G Key Performance Factors for the month ended January 31, 1998.

    99.18. Series 1996-H Key Performance Factors for the month ended January 31, 1998.

    99.19. Series 1996-J Key Performance Factors for the month ended January 31, 1998.

    99.20. Series 1996-K Key Performance Factors for the month ended January 31, 1998.

    99.21. Series 1996-L Key Performance Factors for the month ended January 31, 1998.

    99.22. Series 1996-M Key Performance Factors for the month ended January 31, 1998.

    99.23. Series 1997-B Key Performance Factors for the month ended January 31, 1998.

    99.24. Series 1997-C Key Performance Factors for the month ended January 31, 1998.

    99.25. Series 1997-E Key Performance Factors for the month ended January 31, 1998.

    99.26. Series 1997-F Key Performance Factors for the month ended January 31, 1998.

    99.27. Series 1997-I Key Performance Factors for the month ended January 31, 1998.

    99.28. Series 1997-J Key Performance Factors for the month ended January 31, 1998.

99.29. Series 1997-K Key Performance Factors for the month ended January
31, 1998.

99.30. Series 1997-M Key Performance Factors for the month ended January
31, 1998.

99.31. Series 1997-N Key Performance Factors for the month ended January
31, 1998.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     February 13, 1998


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Bruce Crescenzo
                                   ----------------------------------
                                Name:       Bruce Crescenzo
                                Title:      Vice President